UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2005

BankAtlantic Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Cypress Creek Road Ft. Lauderdale, Florida		33309

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 954-940-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition

     The information in this item (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. On July 19, 2005, BankAtlantic Bancorp, Inc. (the Company”) issued a press release announcing its financial results for the quarter and six months ended June 30, 2005. The press release, and accompanying financial tables and deposit graphs are attached hereto as Exhibit 99.1 and are incorporated herein by reference. In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”), the press release also contains financial information determined by methods other than in accordance with GAAP. The Company’s management uses these non-GAAP measures, which it defines as “operating” measures, in their analysis of the Company’s performance. These “operating” measures adjust GAAP net income to exclude the impairment charge related to the Company’s former headquarters, costs associated with debt redemptions and a litigation settlement gain. The Company believes that these non-GAAP operating measures supplement our GAAP financial information and provide useful measures of evaluating the Company’s operating results and any related trends that may be affecting the Company’s business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 2.06 Material Impairments

     On July 19, 2005, following the relocation of BankAtlantic’s corporate headquarters, the Audit Committee of the Board of Directors concluded that the relocation, and contemplated demolition of the headquarters and the plans to construct a branch on a portion of the site, which resulted in an impairment of those assets. As a result the Company recorded a $3.7 million impairment charge, the carrying value of the building and equipment at the former headquarters, in its Statement of Operation for the three and six months ended June 30, 2005.

Item 9.01 Financial Statements and Exhibits

(c) Press Release dated July 19, 2005

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2005

BANKATLANTIC BANCORP, INC.
By:	James A. White
James A. White
Executive Vice President - Chief Financial Officer

BankAtlantic Bancorp Reports Earnings
For The Second Quarter 2005

Record Second Quarter Net Income — An Increase of 34%

Record Diluted Earnings per Share — Increased 31%

FORT LAUDERDALE, Florida – July 19, 2005 — BankAtlantic Bancorp, Inc. (NYSE: BBX), the parent company of BankAtlantic and Ryan Beck & Co., today announced financial results for the second quarter ended June 30, 2005. Net income increased 34% to $24.5 million for the second quarter 2005, up from $18.3 million earned in the 2004 quarter. Diluted earnings per share rose 31% to $0.38 in the quarter, up from $0.29 earned in the 2004 quarter. The 2005 quarter includes a $2.4 million after-tax impairment charge associated with a decision to vacate the Bank’s former headquarters in conjunction with the opening of a new corporate headquarters building. Excluding the effect of this item, net income for the quarter would have increased 48% to $26.9 million and diluted earnings per share would have increased 45% to $0.42.

     Chairman of the Board and Chief Executive Officer, Alan B. Levan commented, “This is an exciting time for our Company and we are very pleased with the outstanding results produced throughout the organization. At BankAtlantic, low cost deposits continued growth trends that we believe are among the very best in the industry, with total low cost deposits now exceeding $2 billion, compared to approximately $600 million less than four years ago. Credit quality remained high. Tax equivalent net interest margin grew to 3.90% during the second quarter compared with 3.73% in the 2004 period, and 3.88% in the immediately preceding quarter. Total loans grew 25% to $4.8 billion at quarter end, up from $3.9 billion at the end of the second quarter of 2004. Most of this loan growth occurred in late 2004, and we anticipate continuing to focus on the gradual reduction of borrowings through future growth in low cost deposits. Moreover, Ryan Beck & Co. had an exceptional quarter – completing the largest single transaction in its history, while delivering solid results from all business segments. Ryan Beck’s income for the quarter rose 86% to $13.0 million and total revenues increased 33% to $87.4 million vs. the corresponding 2004 period.

Additional accomplishments and highlights include:

“BankAtlantic’s ‘Florida’s Most Convenient Bank’ initiative continues to drive impressive growth in new customers and accounts. Since January 2002, BankAtlantic has opened nearly a half million new checking and savings accounts, including nearly 49,000 in the second quarter of 2005. Balances in low cost deposits –Demand, Savings and NOW accounts — increased 23% over the second quarter of 2004 to a total of $2.0 billion at quarter-end, and on a “same store” basis the increase was 23.3%. At December

31, 2001, immediately preceding the initiation of the ‘Florida’s Most Convenient Bank’ program, BankAtlantic had $602 million in low cost deposits. Non-interest bearing demand deposits now constitute 28% of deposit funding, up from 24% a year ago, and 13% before the initiation of the program. The steady increases in core deposits continue to surpass our initial goals and confirm our belief that customers value the convenience and service offered by BankAtlantic.

The following table provides comparative data on Period-end Balances:

Low Cost Deposit Period-end Balances

Annual
In Millions

	2004	2003	Change
Checking (DDA/NOW)	$1,549.1	$1,179.2	+ 31.4%
Savings	$270.0	$209.0	+ 29.2%
Total	$1,819.1	$1,388.2	+ 31.0%

Quarterly
In Millions

	2Q’05	2Q’04	Change
Checking (DDA/NOW)	$1,700.3	$1,372.6	+ 23.9%
Savings	$302.7	$251.2	+ 20.5%
Total	$2,003.0	$1,623.8	+ 23.4%

     “Although the yield curve has been relatively flat in recent periods, BankAtlantic has continued to realize improvements in its net interest margin (NIM). This continued improvement in NIM reflects a combination of several factors, including the sustained growth of low cost deposits, which are more beneficial in higher rate periods, the repayment of certain high cost FHLB advances in prior periods, and higher earning asset yields. As we have noted before, while a prolonged flattening of the yield curve may temper continued improvements in NIM, we believe BankAtlantic could potentially continue to realize some further margin improvement in a rising interest rate environment.

     “Credit quality remained strong in the second quarter, with the ratio of non-performing loans to total loans decreasing from 0.14% at March 31, 2005 to 0.12% at June 30, 2005. The ratio of non-performing assets to total loans plus other real estate was also favorable, declining slightly from 0.17% at March 31, 2005 to 0.16% at June 30, 2005. During the second quarter, the Bank had net charge-offs of $212,000, compared to net recoveries of $948,000 for the immediately preceding quarter, and a provision for loan losses of $820,000 compared to a negative provision of $3.9 million. On a year-to-date basis, net recoveries were $736,000 and the provision a negative of $3.1 million. As a result of the continuing improvement in credit quality, the ratio of Allowance for Loan Losses declined slightly from 0.92% at March 31, 2005 to 0.90% at June 30, 2005.

     “We continue to address compliance with the USA Patriot Act, anti-money laundering laws and the Bank Secrecy Act. Our compliance improvements include revised technology and systems and procedures, and a substantial increase to compliance staffing. The 2005 run-rate impact of these on-going compliance-related costs is estimated to be $2.5 million annually. As indicated earlier, we cannot predict whether or to what extent monetary or other penalties or restrictions might be imposed upon us by regulators or other federal agencies relating to these previously identified compliance deficiencies.

     “BankAtlantic’s ‘Yeah, We’re Open’ advertising campaign received national recognition as a Telly Award’s Bronze Finalist for two television commercials, and a Stevie Awards best radio ad campaign for our radio commercials.

“Ryan Beck & Co. During the quarter, Ryan Beck’s financial institutions group announced or completed fourteen deals, including the Hudson City Savings Bank de-mutualization transaction, in which Ryan Beck served as joint lead manager on the syndicated offering and sole manager on the subscription offering. The Hudson City transaction was the seventh largest equity raise ever completed in U.S. markets, and was the largest single transaction in Ryan Beck’s history. In the Hudson City transaction, 393 million shares of stock were issued and a total of $3.9 billion was raised. In addition, Ryan Beck’s middle market investment banking group completed four transactions during the second quarter of 2005.

     “As a result, Ryan Beck delivered extremely strong results during the quarter. Net income rose 86% to $13.0 million for the quarter, vs. $7.0 million in 2004, and total revenues increased 33% to $87.4 million vs. $65.9 million. Revenues from the Capital Markets Group increased 157% to $25.5 million, up from $9.9 million in the 2004 quarter, and Investment Banking division revenue improved 38% to $23.4 million, up from $17.0 million in the 2004 quarter. Key performance ratios for the second quarter also improved dramatically. Return on average tangible equity increased to a record 60.80%, up from 36.69% in the second quarter 2004.

     “Ryan Beck’s ‘Kronos Fund,’ its new internally-managed hedge fund, was introduced during the second quarter. The Kronos Fund strives to deliver positive returns under most market conditions utilizing a blended long/short equity strategy, quantitative model, and sector rotation techniques.

     “Designed to improve the overall visibility and branding power of the firm and its products and services, Ryan Beck’s no-nonsense advertising campaign, ‘Let’s Get Down to Work,’ ran throughout the metropolitan New York, New Jersey, Long Island, and Connecticut markets.”

Financial Highlights:

Second Quarter, 2005 Compared to Second Quarter, 2004

BankAtlantic Bancorp — consolidated:

•	Net income of $24.5 million vs. $18.3 million, an increase of 34%. Excluding the impairment charge relating to the former headquarters building, net income would have been $26.9 million, an increase of 48%.

•	Diluted earnings per share of $0.38 vs. $0.29, an increase of 31%. Excluding the impairment charge, earnings per share would have been $0.42, an increase of 45%.

•	Return on average tangible equity was 23.98%.

•	Book value per share rose to $8.42.

BankAtlantic:

•	Business segment net income was $14.8 million vs. $14.4 million. Excluding the impairment charge, net income would have been $17.2 million, a 19% increase.

•	Return on average tangible assets was 0.96% and return on average tangible equity was 12.74%. Excluding the impairment charge, these ratios would have been 1.11% and 14.82%, respectively.

•	The tax equivalent net interest margin increased to 3.90% vs. 3.73%.

•	Non-interest income was $25.0 million vs. $22.2 million, an increase of 13%.

•	Non-interest expense grew to $58.3 million vs. $42.9 million, an increase of 36%.

Ryan Beck & Co.:

•	Business segment income increased to $13.0 million vs. $7.0 million, an increase of 86%.

•	Annualized return on average tangible equity was 60.8%.

•	Total operating revenues increased to $87.4 million vs. $65.9 million.

•	Principal transactions were $36.7 million vs. $21.7 million.

•	Investment banking revenue increased to $25.4 million vs. $18.0 million.

•	Commission income was $19.5 million vs. $22.2 million.

Year-to-Date 2005 Compared to Year-to-Date 2004

BankAtlantic Bancorp — consolidated:

•	Net income of $44.4 million vs. $38.8 million. Excluding the 2005 impairment charge and in 2004, a gain of $22.8 million from a litigation settlement and $11.7 million of expense resulting from early redemption of debt, net income would have been $46.8 million vs. $31.6 million, an increase of 48%.

•	Diluted earnings per share of $0.69 vs. $0.61. Excluding the effects of the above items, diluted earnings per share were $0.73 vs. $0.49, an increase of 49%.

•	Annualized return on average tangible equity was 22.12%.

BankAtlantic:

•	Business segment net income was $35.6 million vs. $18.1 million, an increase of 97%. Excluding the items indicated in the first comment on year-to-date highlights, net income would have been $38.0 million vs. $25.8 million, an increase of 48%.

•	Return on average tangible assets was 1.17% and return on average tangible equity was 15.62%. Excluding the impairment charge, these ratios would have been 1.25% and 16.67%, respectively.

•	Tax equivalent net interest margin increased to 3.89% vs. 3.73%.

•	Non-interest income was $48.5 million vs. $40.4 million, an increase of 20%.

•	Non-interest expense grew to $108.6 million vs. $96.4 million, an increase of 13%.

Ryan Beck & Co.:

•	Business segment income increased to $15.6 million vs. $12.1 million, an increase of 28%.

•	Return on average tangible equity was 36.4%.

•	Total operating revenues increased to $145.0 million vs. $131.7 million.

•	Principal transactions were $56.5 million vs. $46.1 million.

•	Investment banking revenue increased to $37.3 million vs. $30.7 million.

•	Commission income was $39.8 million vs. $47.6 million.

BankAtlantic Bancorp will host its second quarter 2005 investor and media teleconference call and webcast on Wednesday, July 20, 2005, at 11:00 a.m. (Eastern Time).

Teleconference Call Information:

     To access the teleconference call in the U.S. and Canada, the toll free number to call is 1-800-968-8156. International calls may be placed to 706-634-5752. Domestic and international callers may reference PIN number 7296660.

     A replay of the conference call will be available beginning two hours after the call’s completion through 5:00 p.m. Eastern Time, Friday, August 19, 2005. To access the replay option in the U.S. and Canada, the toll free number to call is 1-800-642-1687. International calls for the replay may be placed at 706-645-9291. The replay digital PIN number for both domestic and international calls is 7296660.

Webcast Information:

     Alternatively, individuals may listen to the live and/or archived webcast of the teleconference call. To listen to the webcast, visit www.BankAtlanticBancorp.com, access the “Investor Relations” section, and click on the “Webcast” navigation link. The archive of the teleconference call will be available through 5:00 p.m. Eastern Time, Friday, August 19, 2005.

     BankAtlantic Bancorp’s second quarter, 2005 earnings results press release and financial summary, as well as the Supplemental Financials (a detailed summary of significant financial events and extensive business segment financial data), are available on its website at: www.BankAtlanticBancorp.com.

•	To view the press release and financial summary, access the “Investor Relations” section and click on the “Quarterly Financials” navigation link.

•	To view the Supplemental Financials, access the “Investor Relations” section and click on the “Supplemental Financials” navigation link.

     Copies of BankAtlantic Bancorp’s second quarter, 2005 earnings results press release and financial summary, and the Supplemental Financials are also available upon request via fax, email, or postal service mail. To request a copy, contact BankAtlantic Bancorp’s Investor Relations department using the contact information listed below.

About BankAtlantic Bancorp:
BankAtlantic Bancorp (NYSE: BBX) is a diversified financial services holding company and the parent company of BankAtlantic and Ryan Beck & Co. Through these subsidiaries, BankAtlantic Bancorp provides a full line of products and services encompassing consumer and commercial banking, brokerage and investment banking.

About BankAtlantic:
BankAtlantic, “Florida’s Most Convenient Bank” is one of the largest financial institutions headquartered in Florida and provides a comprehensive offering of banking services and products via its broad network of community stores throughout Florida and its online banking division — BankAtlantic.com. BankAtlantic has 76 stores and operates more than 200 conveniently located ATMs. BankAtlantic is open 7 days a week and offers holiday hours, extended weekday hours, including several stores open until midnight, Totally Free Online Banking & Bill Pay, 24/7 Customer Service Center, Totally Free Change Exchange coin counters and free retail and business checking with a free gift.

About Ryan Beck & Co.:
Founded in 1946, Ryan Beck & Co., Inc. provides financial advice and innovative solutions to individuals, institutions, and corporate clients through the activities of approximately 1,100 employees in 39 offices located in 14 states. For individual investors, the firm’s Private Client Group provides a full range of financial services, including investment consulting, retirement plans, insurance, and investment advisory services. Institutional clients benefit from the market making, underwriting and distribution activities of the firm’s experienced Capital Markets Group, which encompasses equity and fixed income trading and institutional sales as well as research. Through its Investment Banking Groups, Ryan Beck raises capital and provides financial advisory services to financial institutions, middle market companies, and municipalities.

For further information, please visit our websites:
www.BankAtlanticBancorp.com
www.BankAtlantic.com
www.RyanBeck.com

     • To receive future BankAtlantic Bancorp news releases or announcements directly via Email, please click on the Email Broadcast Sign Up button on our website: www.BankAtlanticBancorp.com.

BankAtlantic Bancorp Contact Info:
Donna Rouzeau,
Assistant Vice President, Investor Relations & Corporate Communications
Email: CorpComm@BankAtlanticBancorp.com
Leo Hinkley,
Senior Vice President, Investor Relations
Email: InvestorRelations@BankAtlanticBancorp.com

Phone: (954) 940-5300, Fax: (954) 940-5320
Mailing Address: BankAtlantic Bancorp, Investor Relations,
2100 West Cypress Creek Road, Fort Lauderdale, FL, 33309

BankAtlantic, “Florida’s Most Convenient Bank,” Contact Info:
Public Relations:
Hattie Hess, Vice President, Public Relations
Telephone: (954) 940-6383, Fax: (954) 940-6310
Email: hhess@BankAtlantic.com

Public Relations for BankAtlantic:
Boardroom Communications
Caren Berg
Phone: (954) 370-8999, Fax: (954) 370-8892
Email: caren@boardroompr.com

# # #

Except for historical information contained herein, the matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. When used in this press release and in any documents incorporated by reference herein, the words “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect” and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. (“the Company”) and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank’s net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic’s seven-day banking initiative and other growth initiatives not producing results which justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; as well as our ability to and the costs associated with the correction of compliance deficiencies associated with the USA Patriot Act, anti-money laundering laws and the Bank Secrecy Act, and whether or to what extent monetary or other restrictions or penalties relating to these compliance deficiencies will be imposed on the Company by regulators or other federal agencies. The results or performance derived or implied, directly or indirectly from the estimates and assumptions, are based on our beliefs and may not be accurate. Past performance, actual or estimated new account openings and growth rates may not be indicative of future results. Further, this press release contains forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services, changes in economic or regulatory policies, its ability to recruit and retain financial consultants, the volatility of the stock market and fixed income markets and its effects on the volume of its business and the value of its securities positions and portfolio, as well as its revenue mix, and the success of new lines of business; and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck’s control. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

BankAtlantic Bancorp, Inc. and Subsidiaries
Summary of Selected Financial Data (unaudited)

							For the Six
		For The Three Months Ended					Months Ended
		6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	6/30/2005	6/30/2004
Earnings (in thousands):
Net income (GAAP basis)		$24,537	19,878	17,293	14,691	18,260	44,415	38,784
Operating net income**	(note 1)	$26,946	19,878	17,293	14,691	18,260	46,824	31,631

Average Common Shares Outstanding (in thousands):
Basic		60,453	60,072	59,827	59,687	59,344	60,263	59,301
Diluted		63,161	63,207	63,156	63,110	62,808	63,176	62,979

Key Performance Ratios (GAAP basis):
Basic earnings per share		$0.41	0.33	0.29	0.25	0.31	0.74	0.65
Diluted earnings per share *		$0.38	0.31	0.27	0.23	0.29	0.69	0.61
Return on average tangible assets	(note 2)%	1.51	1.27	1.19	1.09	1.48	1.39	1.61
Return on average tangible equity	(note 2)%	23.98	20.20	18.34	16.18	21.18	22.12	23.17

Key Performance Ratios (Operating basis):
Basic earnings per share		$0.45	0.33	0.29	0.25	0.31	0.78	0.53
Diluted earnings per share *		$0.42	0.31	0.27	0.23	0.29	0.73	0.49
Return on average tangible assets	(note 2)%	1.66	1.27	1.19	1.09	1.48	1.47	1.31
Return on average tangible equity	(note 2)%	26.33	20.20	18.34	16.18	21.18	23.32	18.90

* Diluted earnings per share calculation deducts (in thousands):
Subsidiaries stock options, if dilutive		$(665)	(120)	(51)	(152)	(273)	(785)	(472)

Average Balance Sheet Data (in millions):
Assets		$6,565	6,355	5,877	5,478	5,023	6,460	4,907
Tangible assets	(note 2)	$6,479	6,268	5,790	5,390	4,935	6,375	4,819
Loans		$4,802	4,668	4,359	4,032	3,777	4,735	3,754
Investments		$1,306	1,242	1,076	1,018	819	1,274	744
Deposits and escrows		$3,658	3,557	3,371	3,283	3,205	3,608	3,135
Stockholders’ equity		$490	480	468	452	436	485	430
Tangible stockholders’ equity	(note 2)	$409	394	377	363	345	402	335

Notes:

(1)	Operating net income is defined as GAAP net income adjusted for gain from a litigation settlement, costs associated with debt redemptions and an impairment charge relating to BankAtlantic’s former headquarter facility, net of tax.

(2)	Average tangible assets is defined as average total assets less average goodwill and core deposit intangibles. Average tangible equity is defined as average total stockholders’ equity less average goodwill, core deposit intangibles and other comprehensive income.

**	Operating net income is not prepared in accordance with GAAP and this non-GAAP financial measure should not be construed as being superior to GAAP.

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Statements of Financial Condition (unaudited)

(In thousands, except share data)	6/30/2005	12/31/2004	6/30/2004
ASSETS
Cash and due from banks	$159,173	118,967	132,927
Short term investments	5,783	16,093	399
Securities available for sale (at fair value)	749,188	747,160	694,554
Securities owned (at fair value)	109,095	125,443	120,953
Investment securities and tax certificates (approximate fair value: $403,951, $306,963 and $194,046)	402,430	307,438	194,046
Loans receivable, net of allowance for loan losses of $43,650, $46,010 and $46,737	4,803,529	4,599,048	3,899,099
Federal Home Loan Bank stock, at cost which approximates fair value	88,362	78,619	44,154
Accrued interest receivable	41,270	35,982	27,864
Real estate held for development and sale	23,982	27,692	25,077
Investments and advances in unconsolidated subsidiaries	7,910	7,910	7,910
Office properties and equipment, net	135,012	129,790	106,105
Deferred tax asset, net	22,636	20,269	22,288
Goodwill	76,674	76,674	76,674
Core deposit intangible asset	9,197	10,270	11,121
Due from clearing agent	22,091	16,619	16,048
Other assets	61,344	38,803	49,159

Total assets	$6,717,676	6,356,777	5,428,378

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits
Demand	$1,039,611	890,398	787,819
NOW	660,633	658,137	584,658
Savings	302,677	270,001	251,218
Money market	899,364	875,422	906,865
Certificates of deposit	789,533	763,244	719,545

Total deposits	3,691,818	3,457,202	3,250,105
Advances from FHLB	1,695,265	1,544,497	883,727
Securities sold under agreements to repurchase	246,360	296,643	374,824
Federal funds purchased	109,500	105,000	20,000
Subordinated debentures, notes and bonds payable	35,232	37,741	36,395
Junior subordinated debentures	263,266	263,266	263,266
Securities sold but not yet purchased	28,184	39,462	51,321
Other liabilities	137,657	143,701	108,406

Total liabilities	6,207,282	5,887,512	4,988,044

Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized; none issued and outstanding	—	—	—
Class A common stock, $.01 par value, authorized 80,000,000 shares; issued and outstanding 55,766,653, 55,214,225 and 54,903,283 shares	558	552	549
Class B common stock, $.01 par value, authorized 45,000,000 shares; issued and outstanding 4,876,124, 4,876,124 and 4,876,124 shares	49	49	49
Additional paid-in capital	260,829	259,702	258,258
Unearned compensation - restricted stock grants	(916)	(1,001)	(1,090)
Retained earnings	251,129	210,955	183,170

Total stockholders’ equity before accumulated other comprehensive income	511,649	470,257	440,936
Accumulated other comprehensive income (loss)	(1,255)	(992)	(602)

Total stockholders’ equity	510,394	469,265	440,334

Total liabilities and stockholders’ equity	$6,717,676	6,356,777	5,428,378

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Statements of Operations (unaudited)

							For the Six
		For The Three Months Ended					Months Ended
(in thousands)		6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	6/30/2005	6/30/2004
INTEREST INCOME:
Interest and fees on loans		$71,099	66,355	60,088	52,661	48,034	137,454	96,970
Interest on securities available for sale		5,258	5,295	4,905	4,974	4,584	10,553	8,204
Interest on tax exempt securities		3,769	3,225	2,076	1,329	610	6,994	643
Interest and dividends on investments and securities owned		7,932	7,311	7,377	7,409	6,879	15,243	13,919

Total interest income		88,058	82,186	74,446	66,373	60,107	170,244	119,736

INTEREST EXPENSE:
Interest on deposits		9,534	8,295	7,534	7,060	6,788	17,829	13,761
Interest on advances from FHLB		15,604	13,674	11,458	9,364	7,769	29,278	16,867
Interest on short-term borrowed funds		2,646	2,099	1,356	953	632	4,745	882
Interest on long-term debt		6,316	5,672	5,112	5,034	4,912	11,988	9,739
Capitalized interest on real estate developments		(437)	(452)	(390)	(355)	(346)	(889)	(653)

Total interest expense		33,663	29,288	25,070	22,056	19,755	62,951	40,596

NET INTEREST INCOME		54,395	52,898	49,376	44,317	40,352	107,293	79,140
Provision (recovery) for loan losses		820	(3,916)	(4,004)	1,717	(1,963)	(3,096)	(2,822)

NET INTEREST INCOME AFTER PROVISION		53,575	56,814	53,380	42,600	42,315	110,389	81,962

NON-INTEREST INCOME:
Service charges on deposits		14,744	12,989	13,637	13,493	13,028	27,733	24,305
Other service charges and fees		5,849	5,238	6,733	5,819	6,431	11,087	11,068
Broker/dealer revenue		83,915	54,686	53,061	52,670	63,008	138,601	126,073
Securities activities, net		90	102	3,653	2	3	192	75
Litigation settlement		—	—	—	—	—	—	22,840
Gain on sales of loans		116	110	152	86	116	226	245
Income from real estate operations		1,655	2,241	517	900	683	3,896	988
Income from unconsolidated subsidiaries		137	131	126	123	118	268	236
Other		2,697	3,173	2,026	2,081	1,958	5,870	3,880

Total non-interest income		109,203	78,670	79,905	75,174	85,345	187,873	189,710

NON-INTEREST EXPENSES:
Employee compensation and benefits		78,391	65,795	65,354	58,992	63,538	144,186	130,718
Occupancy and equipment		13,953	13,237	14,753	11,782	11,236	27,190	21,611
Impairment on bank facilities		3,706	—	—	—	—	3,706	—
Advertising and promotion		8,069	6,298	5,955	4,757	5,630	14,367	10,324
Professional fees		4,316	4,081	7,245	4,736	2,997	8,397	6,226
Communications		3,508	3,205	3,301	3,182	2,916	6,713	6,044
Floor broker and clearing fees		2,012	2,368	2,452	2,143	2,438	4,380	5,240
Cost associated with debt redemption		—	—	—	—	—	—	11,741
Other		10,188	9,801	8,460	9,025	9,147	19,989	18,012

Total non-interest expenses		124,143	104,785	107,520	94,617	97,902	228,928	209,916

Income before income taxes		38,635	30,699	25,765	23,157	29,758	69,334	61,756
Provision for income taxes		14,098	10,821	8,472	8,466	11,498	24,919	22,972

GAAP net income		$24,537	19,878	17,293	14,691	18,260	44,415	38,784

Reconciliation of Operating and GAAP Net Income
GAAP net income		$24,537	19,878	17,293	14,691	18,260	44,415	38,784
Impairment on bank facilities		2,409	—	—	—	—	2,409	—
Costs associated with debt redemption		—	—	—	—	—	—	7,632
Litigation settlement		—	—	—	—	—	—	(14,785)

Operating net income	(note 1)	$26,946	19,878	17,293	14,691	18,260	46,824	31,631

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Average Balance Sheet (unaudited)

		For the three months ended
(in thousands except percentages and per share data)		6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Loans:
Residential real estate		$2,262,214	2,085,473	1,812,018	1,583,353	1,386,482
Commercial real estate		1,731,243	1,764,927	1,743,952	1,670,928	1,650,763
Consumer		505,338	487,746	467,716	438,205	403,824
Lease financing		4,710	6,242	8,219	9,738	11,526
Commercial business		91,756	128,372	136,391	142,022	142,686
Small business		206,272	195,733	190,849	187,536	182,171

Total Loans		4,801,533	4,668,493	4,359,145	4,031,782	3,777,452
Investments - taxable		899,134	877,003	823,903	845,286	745,854
Investments - tax exempt		406,403	364,824	251,699	172,328	72,958

Total interest earning assets		6,107,070	5,910,320	5,434,747	5,049,396	4,596,264
Goodwill and core deposit intangibles		86,095	86,791	87,164	87,591	88,034
Other non-interest earning assets		371,549	358,024	354,815	340,979	338,507

Total assets		$6,564,714	6,355,135	5,876,726	5,477,966	5,022,805

Tangible assets	(note 2)	$6,478,619	6,268,344	5,789,562	5,390,375	4,934,771

Deposits:
Demand deposits		$981,643	912,897	845,797	791,639	754,975
Savings		301,331	281,512	262,549	250,286	242,506
NOW		685,769	664,313	622,308	590,787	586,259
Money market		906,514	921,382	903,602	931,596	912,065
Certificates of deposit		782,335	777,353	736,704	718,826	709,523

Total deposits		3,657,592	3,557,457	3,370,960	3,283,134	3,205,328
Short-term borrowed funds		359,861	352,911	266,840	283,011	269,423
FHLB advances		1,615,310	1,536,434	1,339,051	1,036,651	696,661
Long-term debt		299,075	300,551	299,741	299,596	299,931

Total borrowings		2,274,246	2,189,896	1,905,632	1,619,258	1,266,015
Other liabilities		142,617	128,233	132,047	123,750	115,610

Total liabilities		6,074,455	5,875,586	5,408,639	5,026,142	4,586,953

Stockholders’ equity		490,259	479,549	468,087	451,824	435,852

Total liabilities and stockholders’ equity		$6,564,714	6,355,135	5,876,726	5,477,966	5,022,805

Other comprehensive income (loss) in stockholders’ equity		$(5,119)	(949)	3,656	1,065	2,986

Tangible stockholders’ equity	(note 2)	$409,283	393,707	377,267	363,168	344,832

Period End
Total loans, net		$4,803,529	4,637,232	4,599,048	4,176,571	3,899,099
Total assets		6,717,676	6,418,351	6,356,777	5,678,612	5,428,378
Total stockholders’ equity		510,394	480,981	469,265	459,489	440,334
Common shares outstanding		60,642,777	60,542,092	60,090,349	59,874,084	59,779,407
Cash dividends		2,122,497	2,118,973	2,103,164	2,095,600	1,972,775
Common stock cash dividends per share		0.035	0.035	0.035	0.035	0.033
Closing stock price		18.95	17.40	19.90	18.32	18.45
High stock price for the quarter		19.15	20.00	20.08	19.25	18.53
Low stock price for the quarter		16.51	17.02	16.06	17.40	14.37
Book value per share		8.42	7.94	7.81	7.67	7.37

Bank Operations Business Segment
Condensed Statements of Operations (Unaudited)

						For the Six
	For the Three Months Ended					Months Ended
(In thousands)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	6/30/2005	6/30/2004
Net interest income	$56,031	54,345	50,339	45,380	41,344	110,376	81,139
Provision (recovery) for loan losses	820	(3,916)	(4,004)	1,717	(1,963)	(3,096)	(2,822)

Net Interest income after provision for loan losses	55,211	58,261	54,343	43,663	43,307	113,472	83,961

Non-interest income
Service charges on deposits	14,744	12,989	13,637	13,493	13,028	27,733	24,305
Other service charges and fees	5,849	5,238	6,733	5,819	6,431	11,087	11,068
Securities gains (losses)	87	7	40	—	—	94	(3)
Gain on sales of loans	116	110	152	86	116	226	245
Income from real estate operations	1,655	2,241	517	900	683	3,896	988
Other non-interest income	2,514	2,956	1,924	2,034	1,911	5,470	3,786

Total non-interest income	24,965	23,541	23,003	22,332	22,169	48,506	40,389

Non-interest expense
Employee compensation and benefits	27,577	26,398	25,136	23,128	22,498	53,975	44,890
Occupancy and equipment	10,165	9,117	9,658	8,100	7,809	19,282	14,955
Impairment on bank facilities	3,706	—	—	—	—	3,706	—
Advertising	5,965	5,168	5,087	3,301	4,161	11,133	7,624
Professional fees	2,638	1,895	4,725	3,667	1,169	4,533	2,894
Cost associated with debt redemption	—	—	—	—	—	—	11,741
Other	8,265	7,686	7,058	7,334	7,296	15,951	14,324

Total non-interest expense	58,316	50,264	51,664	45,530	42,933	108,580	96,428

Income from bank operations business segment before income taxes	21,860	31,538	25,682	20,465	22,543	53,398	27,922
Provision for income taxes	7,089	10,677	8,870	6,866	8,134	17,766	9,793

Net income from bank operations business segment	$14,771	20,861	16,812	13,599	14,409	35,632	18,129

Reconciliation of Operating and business segment net income
Business segment income	$14,771	20,861	16,812	13,599	14,409	35,632	18,129
Impairment on bank facilities	2,409	—	—	—	—	2,409	—
Cost associated with debt redemption	—	—	—	—	—	—	7,632

Operating net income	$17,180	20,861	16,812	13,599	14,409	38,041	25,761

Bank Operations Business Segment
Condensed Statements of Condition and Statistics (Unaudited)

							For the Six
(in thousands except percentages	For the Three Months Ended						Months Ended
and per share data)	6/30/2005		3/31/2005	12/31/2004	9/30/2004	6/30/2004	6/30/2005	6/30/2004
Statistics:
Average earning assets		$5,882,065	5,696,192	5,225,840	4,843,628	4,422,181	5,789,642	4,321,379
Average interest bearing liabilities		$4,691,644	4,575,247	4,172,665	3,851,388	3,483,903	4,633,767	3,415,897
Average tangible assets		$6,180,083	5,979,211	5,492,505	5,090,496	4,673,936	6,080,202	4,567,294
Average tangible equity		$463,813	448,667	435,787	425,437	409,215	456,282	409,651
Tax equivalent:
Yield on earning assets	%	5.84	5.64	5.50	5.25	5.16	5.74	5.25
Cost of interest-bearing liabilities	%	2.43	2.19	1.99	1.85	1.82	2.31	1.92
Interest spread	%	3.41	3.45	3.51	3.40	3.34	3.43	3.33
Net interest margin	%	3.90	3.88	3.91	3.78	3.73	3.89	3.73
GAAP:
Efficiency ratio	%	72.00	64.54	70.44	67.24	67.60	68.34	79.35
Return on average tangible assets	%	0.96	1.40	1.22	1.07	1.23	1.17	0.79
Return on average tangible equity	%	12.74	18.60	15.43	12.79	14.08	15.62	8.85
Operating (1):
Efficiency ratio	%	67.42	64.54	70.44	67.24	67.60	66.01	69.69
Return on average tangible assets	%	1.11	1.40	1.22	1.07	1.23	1.25	1.13
Return on average tangible equity	%	14.82	18.60	15.43	12.79	14.08	16.67	12.58

(1) Ratios have been adjusted to exclude costs associated with debt redemptions and impairment of BankAtlantic’s former corporate headquarters.

Condensed Statements of Financial Condition (Unaudited)

	As of
(In thousands)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
ASSETS
Loans receivable	$4,799,485	4,616,846	4,554,952	4,132,133	3,852,549
Held to maturity securities	483,992	376,298	378,912	215,420	236,400
Available for sale securities	658,532	695,154	700,642	648,043	639,581
Goodwill	70,489	70,489	70,489	70,489	70,489
Core deposit intangible asset	9,197	9,597	10,270	10,695	11,121
Other assets	374,207	335,215	329,723	308,894	312,583

Total assets	$6,395,902	6,103,599	6,044,988	5,385,674	5,122,723

LIABILITIES AND STOCKHOLDER’S EQUITY
Deposits
Demand	$1,039,703	960,152	890,919	782,677	787,945
NOW	660,633	676,945	658,137	590,051	584,658
Savings	302,677	296,485	270,001	252,408	251,218

Total low cost deposits	2,003,013	1,933,582	1,819,057	1,625,136	1,623,821
Money market	899,364	913,434	875,422	893,315	906,865
Certificate of deposits	789,533	796,928	763,244	724,601	719,545

Total deposits	3,691,910	3,643,944	3,457,723	3,243,052	3,250,231
Advances from Federal Home Loan Bank	1,695,265	1,524,881	1,544,497	1,249,112	883,727
Short term borrowings	362,307	298,816	407,841	293,562	401,459
Long term debt	35,232	35,878	37,641	36,680	36,295
Other liabilities	69,235	73,191	80,410	52,749	55,020

Total liabilities	5,853,949	5,576,710	5,528,112	4,875,155	4,626,732
Stockholder’s equity	541,953	526,889	516,876	510,519	495,991

Total liabilities and stockholder’s equity	$6,395,902	6,103,599	6,044,988	5,385,674	5,122,723

Bank Operations Business Segment
Average Balance Sheet — Yield / Rate Analysis

	For the Three Months Ended
	June 30, 2005				June 30, 2004
	Average	Revenue/		Yield/	Average	Revenue/		Yield/
(in thousands)	Balance	Expense		Rate	Balance	Expense		Rate
Loans:
Residential real estate	$2,262,214	27,597		4.88%	$1,386,482	15,781		4.55%
Commercial real estate	1,726,861	30,298		7.02	1,641,438	22,670		5.52
Consumer	505,338	7,595		6.01	403,824	4,067		4.03
Lease financing	4,710	131		11.13	11,526	317		11.00
Commercial business	85,778	1,598		7.45	103,780	1,589		6.12
Small business	206,272	3,788		7.35	182,171	3,223		7.08

Total loans	4,791,173	71,007		5.93	3,729,221	47,647		5.11
Investments — tax exempt	368,264	5,329	(1)	5.79	72,675	938	(1)	5.17
Investments — taxable	722,628	9,520		5.27	620,285	8,505		5.48

Total interest earning assets	5,882,065	85,856		5.84%	4,422,181	57,090		5.16%

Goodwill and core deposit intangibles	79,910				81,849
Other non-interest earning assets	298,018				251,755

Total Assets	$6,259,993				$4,755,785

Deposits:
Savings	$301,331	209		0.28%	$242,506	161		0.27%
NOW	685,769	723		0.42	586,259	534		0.37
Money market	906,514	3,295		1.46	912,065	2,116		0.93
Certificate of deposit	782,335	5,307		2.72	709,523	3,977		2.25

Total interest bearing deposits	2,675,949	9,534		1.43	2,450,353	6,788		1.11

Short-term borrowed funds	364,575	2,681		2.95	300,460	702		0.94
Advances from FHLB	1,615,310	15,604		3.87	696,661	7,769		4.49
Long-term debt	35,810	578		6.47	36,429	505		5.58

Total interest bearing liabilities	4,691,644	28,397		2.43	3,483,903	15,764		1.82
Demand deposits	982,332				755,593
Non-interest bearing other liabilities	48,459				24,585

Total Liabilities	5,722,435				4,264,081
Stockholder’s equity	537,558				491,704

Total liabilities and stockholder’s equity	$6,259,993				$4,755,785

Net tax equivalent interest income/ net interest spread		57,459		3.41%		41,326		3.34%

Tax equivalent adjustment		(1,866)				(328)
Capitalized interest from real estate operations		438				346

Net interest income		56,031				41,344

Margin
Interest income/interest earning assets				5.84%				5.16%
Interest expense/interest earning assets				1.94				1.43

Net interest margin (tax equivalent)				3.90%				3.73%

(1) The tax equivalent basis is computed using a 35% tax rate.

Bank Operations
Average Balance Sheet — Yield / Rate Analysis

	For the Six Months Ended
	June 30, 2005				June 30, 2004
	Average	Revenue/		Yield/	Average	Revenue/	Yield/
(in thousands)	Balance	Expense		Rate	Balance	Expense	Rate
Loans:
Residential real estate	$2,174,332	53,106		4.88%	$1,356,271	31,722	4.68%
Commercial real estate	1,743,213	58,621		6.73	1,665,700	46,364	5.57
Consumer	496,591	14,371		5.79	389,023	7,967	4.10
Lease financing	5,472	298		10.89	12,584	698	11.09
Commercial business	90,007	3,222		7.16	101,369	3,089	6.09
Small business	201,031	7,279		7.24	178,031	6,308	7.09

Total loans	4,710,646	136,897		5.81	3,702,978	96,148	5.19
Investments — tax exempt	351,241	10,158	(1)	5.78	38,019	989	5.20
Investments — taxable	727,755	19,075		5.24	580,382	16,314	5.62

Total interest earning assets	5,789,642	166,130		5.74%	4,321,379	113,451	5.25%

Goodwill and core deposit intangibles	80,141				82,056
Other non-interest earning assets	290,560				245,915

Total Assets	$6,160,343				$4,649,350

Deposits:
Savings	$291,476	399		0.28%	$231,256	304	0.26%
NOW	675,100	1,324		0.40	564,939	1,026	0.37
Money market	913,907	5,998		1.32	889,416	3,992	0.90
Certificate of deposit	779,858	10,108		2.61	739,736	8,439	2.29

Total deposits	2,660,341	17,829		1.35	2,425,347	13,761	1.14

Short-term borrowed funds	360,832	4,804		2.68	225,597	1,004	0.89
Advances from FHLB	1,576,090	29,278		3.75	728,817	16,867	4.65
Long-term debt	36,504	1,178		6.51	36,136	987	5.49

Total interest bearing liabilities	4,633,767	53,089		2.31	3,415,897	32,619	1.92
Demand deposits	948,214				710,194
Non-interest bearing other liabilities	46,349				29,305

Total Liabilities	5,628,330				4,155,396
Stockholder’s equity	532,013				493,954

Total liabilities and stockholder’s equity	$6,160,343				$4,649,350

Net interest income/net interest spread		113,041		3.43%		80,832	3.33%

Tax equivalent adjustment		(3,554)				(346)
Capitalized interest from real estate operations		889				653

Net interest income		110,376				81,139

Margin
Interest income/interest earning assets				5.74%			5.25%
Interest expense/interest earning assets				1.85			1.52

Net interest margin				3.89%			3.73%

(1)	The tax equivalent basis is computed using a 35% tax rate.

Bank Operations Business Segment
Allowance for Loan Loss and Credit Quality

							For the Six
	For the Three Months Ended						Months Ended
(in thousands)	6/30/2005		3/31/2005	12/31/2004	9/30/2004	6/30/2004	6/30/2005	6/30/2004
Allowance for Loan Losses

Beginning balance		$43,042	46,010	48,778	46,737	45,383	46,010	45,595

Charge-offs:
Residential real estate		(56)	(198)	(76)	(151)	(124)	(254)	(355)
Commercial real estate		—	—	(645)	—	—	—	—
Commercial business		(511)	(286)	(762)	(429)	(80)	(797)	(424)
Consumer		(43)	(106)	(71)	(174)	(285)	(149)	(533)
Small business		(466)	(128)	(233)	(144)	(35)	(594)	(79)

Total charge-offs		(1,076)	(718)	(1,787)	(898)	(524)	(1,794)	(1,391)

Recoveries:
Residential real estate		—	1	190	53	217	1	243
Commercial real estate		6	—	2,000	1	2,050	6	2,051
Commercial business		339	116	259	454	828	455	1,387
Consumer		121	176	266	167	240	297	578
Small business		220	185	231	378	429	405	821
Other		178	1,188	77	169	77	1,366	275

Total recoveries		864	1,666	3,023	1,222	3,841	2,530	5,355

Net (charge-offs) recoveries		(212)	948	1,236	324	3,317	736	3,964

Provision (recovery) for loan losses		820	(3,916)	(4,004)	1,717	(1,963)	(3,096)	(2,822)

Ending balance		$43,650	43,042	46,010	48,778	46,737	43,650	46,737

Annualized net charge-offs (recoveries) to average loans	%	0.02	(0.08)	(0.11)	(0.03)	(0.35)	(0.03)	(0.21)

	As of
	6/30/2005		3/31/2005	12/31/2004	9/30/2004	6/30/2004
Credit Quality

Nonaccrual loans		$5,785	6,504	7,903	11,352	12,711
Nonaccrual tax certificates		562	417	381	448	586
Real estate owned		1,178	1,438	692	1,059	1,321
Other repossessed assets		328	—	—	—	—

Total nonperforming assets		$7,853	8,359	8,976	12,859	14,618

Nonperforming assets to total loans and other assets	%	0.16	0.17	0.19	0.30	0.36
Allowance for loan losses to total loans	%	0.90	0.92	1.00	1.17	1.20

Ryan Beck & Co., Inc. Business Segment
Consolidated Statements of Operations and Statistics — Unaudited

							For the Six
	For the Three Months Ended						Months Ended
(in thousands)	6/30/2005		3/31/2005	12/31/2004	9/30/2004	6/30/2004	6/30/2005	6/30/2004

Revenues
Principal transactions		$36,690	19,802	24,925	19,393	21,654	56,492	46,097
Investment banking		25,394	11,882	3,753	13,835	18,026	37,276	30,657
Commissions		19,478	20,315	23,109	18,564	22,245	39,793	47,616
Interest, dividends and other		5,842	5,634	4,114	3,727	3,949	11,476	7,365

Total operating revenues		87,404	57,633	55,901	55,519	65,874	145,037	131,735

Operating expenses
Compensation, benefits		49,766	38,437	39,439	35,090	40,297	88,203	84,339
Professional fees		1,591	1,417	2,044	1,063	1,330	3,008	2,375
Communications		3,508	3,205	3,301	3,182	2,916	6,713	6,044
Occupancy and equipment		3,786	4,118	5,095	3,680	3,426	7,904	6,654
Floor broker and clearing fees		2,012	2,368	2,452	2,143	2,438	4,380	5,240
Interest and other		4,733	3,522	2,318	3,179	3,292	8,255	6,346

Total operating expenses		65,396	53,067	54,649	48,337	53,699	118,463	110,998

Income from Ryan Beck business segment - before income taxes		22,008	4,566	1,252	7,182	12,175	26,574	20,737
Provision for income taxes		8,977	2,036	11	3,082	5,161	11,013	8,595

Net income from Ryan Beck business segment		$13,031	2,530	1,241	4,100	7,014	15,561	12,142

Statistics:
Average tangible assets		$184,601	171,833	178,967	182,226	166,954	178,252	161,847
Average tangible equity		85,735	85,248	83,242	81,693	76,465	85,495	78,657
GAAP return on average tangible assets	%	28.24	5.89	2.77	9.00	16.80	17.46	15.00
GAAP return on average tangible equity		60.80	11.87	5.96	20.08	36.69	36.40	30.87
Compensation as a percent of revenues		56.94	66.69	70.55	63.20	61.17	60.81	64.02
Commissions to total revenues		22.29	35.25	41.34	33.44	33.77	27.44	36.15
Principal transactions to total revenues		41.98	34.36	44.59	34.93	32.87	38.95	34.99
Investment banking revenue to total revenues		29.05	20.62	6.71	24.92	27.36	25.70	23.27

Condensed Statements of Financial Condition — Unaudited

	As of
(in thousands)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
ASSETS
Cash and cash equivalents	$4,103	6,312	3,674	4,225	4,000
Securities	109,095	142,294	125,443	111,944	120,953
Notes receivable — GMS	4,043	4,386	6,096	6,438	8,551
Property and equipment, net	6,795	7,020	7,472	7,748	6,762
Goodwill	6,184	6,184	6,184	6,184	6,184
Due from clearing agent	22,091	1,120	16,619	14,478	16,048
Other assets	51,338	29,426	28,129	24,441	25,809

Total assets	$203,649	196,742	193,617	175,458	188,307

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Securities sold not yet purchased	$28,184	60,276	39,462	31,760	51,321
Other liabilities	70,214	44,246	63,974	54,757	52,145

Total liabilities	98,398	104,522	103,436	86,517	103,466

Stockholder’s equity	105,251	92,220	90,181	88,941	84,841

Total liabilities and stockholder’s equity	$203,649	196,742	193,617	175,458	188,307

Parent Company Business Segment Activities
Condensed Statements of Operations — Unaudited

						For the Six
	For the Three Months Ended					Months Ended
(in thousands)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	6/30/2005	6/30/2004
Net interest (expense)	$(4,157)	(3,892)	(3,593)	(3,683)	(3,583)	(8,049)	(7,175)
Income from unconsolidated subsidiaries	137	131	126	123	118	268	236
Gains on sales of securities	3	95	3,613	2	3	98	78
Litigation settlement	—	—	—	—	—	—	22,840
Employee compensation and benefits	(1,048)	(960)	(778)	(774)	(743)	(2,008)	(1,490)
Cost associated with debt redemption	—	—	—	—	—	—	—
Other income (expense)	(168)	(779)	(536)	(160)	(755)	(947)	(1,392)

Income (loss) from parent company activities before income taxes	(5,233)	(5,405)	(1,168)	(4,492)	(4,960)	(10,638)	13,097
Provision (Benefit) for income taxes	(1,968)	(1,892)	(409)	(1,483)	(1,797)	(3,860)	4,584

Net income (loss) from parent company business segment	$(3,265)	(3,513)	(759)	(3,009)	(3,163)	(6,778)	8,513

Reconciliation of Operating and business segment income
Business segment net income	$(3,265)	(3,513)	(759)	(3,009)	(3,163)	(6,778)	8,513
Litigation settlement	—	—	—	—	—	—	(14,785)

Operating loss	$(3,265)	(3,513)	(759)	(3,009)	(3,163)	(6,778)	(6,272)

Condensed Statements of Financial Condition — Unaudited

	As of
(in thousands)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
ASSETS
Cash	$11,218	8,032	9,131	10,643	10,850
Securities	100,592	85,711	64,656	62,324	61,812
Notes receivable from related parties	—	16,000	38,000	38,000	38,000
Investment in subsidiaries	647,207	619,111	607,061	599,462	580,834
Investment in unconsolidated subsidiaries	7,910	7,910	7,910	7,912	7,910
Other assets	13,905	15,452	8,918	7,937	7,154

Total assets	$780,832	752,216	735,676	726,278	706,560

LIABILITIES AND STOCKHOLDERS’ EQUITY
Subordinated debentures and notes payable	$263,266	263,266	263,366	263,366	263,366
Other liabilities	7,172	7,969	3,045	3,423	2,860

Total liabilities	270,438	271,235	266,411	266,789	266,226

Stockholders’ equity	510,394	480,981	469,265	459,489	440,334

Total liabilities and stockholders’ equity	$780,832	752,216	735,676	726,278	706,560